Exhibit 99.2

Subject Age at Rx Diagnosis Stage at treatment Post INKmune TM L003 78y MDS - EB2 Tri - lineage dysplasia Tri - lineage dysplastic . Failed 16 cycles of Azacytidine . 19% BM blasts , RAD21 VAF 45% Weekly red cell and platelet transfusions ECOG 2. D119 – 13% blasts , RAD21 VAF 38% Plt independent , red cell transfusions every two weeks , no infections nor admissions . ECOG 0 C01 19y AML Congenital GATA2 mutation . Relapsed post 3x allo - HSCT. 8 months as in - patient with cytopenias , blood product dependent and infections . Stabilised counts at 2 months , reduced bone pain , neutrophil recovery and discharged home. Disease recurrence at 6 months and died . C02 24y AML - M6 Relapsed post 2x haplo m/m HSCT – 5% blasts Counts stabilised for 4 months allowing discharge to home. Bridged to third allo HSCT C03 17y MDS - EB2 Tri - lineage dysplasia Relapsed AML post 2nd allo HSCT. In CR post salvage chemotherapy . D127 – relapsed AML. On salvage chemotherapy . Natural killer (NK) cells can have memory - like functions ( mlNK ) . Priming of NK cells with the tumour cell product, INKmune TM generates tumour - induced mlNK (TIML - NK) cells with enhanced cytokine production and cytotoxicity against multiple NK - resistant tumour target cell lines [ 1 , 2 , 3 , 4 , 5 ] . P roteomic profiling of TIML - NK showed increases of proteins promoting mitochondrial survival and function, whilst sparing mitochondrial damage typically associated with cytokine - mediated activation . INKmune priming increased NK metabolism whilst enhancing mitochondrial respiratory capacity and maintaining the glycolytic reserve depleted by cytokine activation . We have treated four patients with advanced MDS or multiply relapsed AML with INKmune TM with absence of adverse effects despite marked increases in systemic cytokines and development of persistent activated, ml - NK cells with enhanced lytic function . 1. To determine whether in vivo exposure of resting NK cells ( rNK ) to replication - incompetent INB16 ( INKmune TM ) can activate NK cells and generate a memory - like phenotype 2. To investigate the proteomic and metabolomic changes initiated by tumor priming to determine the mechanisms of action of INKmune TM Clinical evaluation Four patients have been treated with INKmune TM and their characteristics are presented in table 1. Subjects each received three consecutive i.v. infusions of 1x10 8 INKmune TM over three weeks. Drug was supplied cryopreserved at - 80 o C, thawed at the patient bedside and administered via a blood “giving set”. Patients did not receive any conditioning chemotherapy . Patients were followed for 4 months with measurement of NK cell activation, lytic function against K562 and Raji cells and peripheral blood serum cytokines Proteomics & Metabolomics Peripheral blood NK cells were isolated from health donors and and cultured o/n with INKmune TM or a combination of IL - 2 (200IU/ml) IL - 12 (10 ng/ml) /IL - 15 (50 ng/ml) and IL - 18 (50 ng/ml). Proteome - wide protein profiling was carried out using a protein quantification workflow (HRM, Biognosys ) and liquid chromatography with tandem mass spectrometry (LC - MS/MS). Glycolysis and mitochondrial resporation were measured by oxygen consumption rate and extracellular acidification rate by Seahorse XF analyzer. INKmune TM infusions are well tolerated, can be given without chemotherapy conditioning in an out - patient setting and have been associated with prolonged in vivo NK activation and clinical improvement INKmune TM generates ml - NK cells with enhanced metabolism, improved mitochondrial fitness and lytic function m.lowdell@inmunebio.com www.inmunebio.com K ORCHARD 3 , H ARELLANO - BALLESTERO 1 , A ZUBIAK 1 , C DALLY 3 , D RICHARDSON 3 , R TORRANCE 1 , T EALES 1 , D PEPPA 4 , M SABRY 1 , 2 MW LOWDELL 1 , 2 * 1Department of Haematology, University College London, London, United Kingdom. 2INmuneBio Inc., Boca Ratan, Florida, USA 3Department of Haematology, University Hospital Southampton, Southampton, United Kingdom 4Department of Immunology, University College London, London, United Kingdom. In Vivo Generation of Memory - like NK Cells for the Treatment of AML and Myelodysplastic Syndrome; Early Clinical Applications of INKmune TM INTRODUCTION AIMS METHOD CONCLUSIONS CONTACT INFORMATION RESULTS rNK LAK - 15 CIML - NK INKMUNE - NK INKMUNE TM INDUCES PROTEINS ASSOCIATED WITH ENHANCED FUNCTION & SURVIVAL Proteins significantly increased in TpNK cf CIML - NK INKMUNE TM ENHANCES NK METABOLISM INKmune TM upregulates Mitochondrial survival proteins INKMUNE TM GENERATES ML - NK PHENOTYPE 1. North et al 2007 Journal of Immunology; 178:85 - 94. 2. Katodritou et al 2011 Am J Hematology ; 86:967 - 973 3. Sabry et al 2011 J.Immunology ; 187:6227 - 6234. 4. Tsirogianni et al 2019 . Leuk Lymphoma. 2019 Apr 5:1 - 7. doi : 10.1080/10428194.2019.1581935. 5. Sabry et al 2019 PLoS One. 2019 Jun 26;14(6):e0218674. doi : 10.1371/journal.pone.0218674 REFERENCES REFERENCES INKMUNE TM ACTIVATES NK IN VIVO WITH SUSTAINED ACTIVATION FOR >100 DAYS INKMUNE TM GENERATES ML - NK IN VIVO WITH ENHANCED LYTIC FUNCTION INKMUNE TM TREATMENT LEADS TO SUSTAINED CHANGES IN SYSTEMIC CYTOKINES Azacitidene x19